UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 20, 2023

The J. M. Smucker Company
(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Strawberry Lane
Orrville,	Ohio	44667-0280
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common shares, no par value	SJM	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 20, 2023, as part of its periodic review of corporate governance matters, the Board of Directors of The J. M. Smucker Company (the “Company”) approved and adopted an amendment and restatement of the Company’s Amended Regulations (the “Amended Regulations”). Among other things, the amendments update the procedures and disclosure requirements for the nomination of director candidates for election at meetings of shareholders, including to address the adoption by the U.S. Securities and Exchange Commission of the “universal proxy card” rules, as set forth in Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Universal Proxy Card Rules”), and require certain additional information in a notice of nomination submitted by a shareholder. The amendments require that nominating shareholders comply with the Universal Proxy Card Rules, provide that a shareholder nominee’s director candidates will be disregarded by the Company if the nominating shareholder has failed to provide evidence of its compliance with the Universal Proxy Card Rules, and address the color of proxy cards reserved for use by the Company. In addition, the amendments provide that the number of Directors of the Company shall be fixed at not less than nine nor more than eleven. The amendments also include various conforming, clarifying, technical, and non-substantive changes.

The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Regulations, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d)Exhibits

Exhibit	Exhibit Description
3.1	Amended Regulations of The J. M. Smucker Company.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen
Title: Chief Legal Officer and Secretary

Date: January 23, 2023